                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                 ------------

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported):

                               February 9, 1996


                            The Walt Disney Company
                           Disney Enterprises, Inc.
            (Exact name of registrant as specified in its charter)


                                   Delaware
                                   Delaware
                   (State or jurisdiction of incorporation)


        1-11605                                           95-4545390
        1-4083                                            95-0684440
(Commission File Number)                       (IRS Employer Identification No.)



            500 South Buena Vista Street, Burbank, California 91521
         (Address of principal executive offices)           (Zip Code)


                                (818) 560-1000
                        (Registrant's Telephone Number)

Item 2.   Acquisition or Disposition of Assets
          ------------------------------------

          On February 9, 1996, The Walt Disney Company (the "Company") completed its acquisition of Capital Cities/ABC, Inc. ("CC/ABC") pursuant to an Amended and Restated Agreement and Plan of Reorganization, dated as of July 31, 1995 (the "Reorganization Agreement"), between the Company and CC/ABC. The acquisition was consummated through the mergers of two wholly owned subsidiaries of a newly formed holding company ("New Disney") with and into the Company and CC/ABC, with the result that the Company and CC/ABC became wholly owned subsidiaries of New Disney (the "Mergers"). Following the Mergers, the Company was renamed Disney Enterprises, Inc. and New Disney was renamed The Walt Disney Company. Upon consummation of the Mergers, each outstanding share of common stock, par value $0.025 per share, of the Company ("Company Common Stock") was converted into one share of common stock, par value $0.01 per share, of New Disney ("New Disney Common Stock"). Each certificate representing shares of Company Common Stock, without any action on the part of the holder thereof, is now deemed to represent an equal number of shares of New Disney Common Stock. Each outstanding share of common stock, par value $0.10 per share, of CC/ABC (the "CC/ABC Common Stock") was converted into the right to receive, at the holder's election (the "Election"), (i) one share of New Disney Common Stock plus $65 in cash, (ii) subject to proration, 2.048 shares of New Disney Common Stock or (iii) subject to proration, $127 in cash.

          The Company anticipates that the cash to be paid to the CC/ABC shareholders pursuant to the acquisition will be funded through the use of available cash or cash equivalents and short-term investments of the Company and CC/ABC, and through new borrowings in the commercial paper market, bank borrowings, borrowings from private or public lenders or a combination of the foregoing.

          The Company has retained Harris Trust Company of New York to serve as the Exchange Agent in connection with the Election. A supplement to the Joint Proxy Statement/Prospectus dated November 13, 1995 distributed in connection with the special stockholder meetings held in connection with the Mergers, together with letters of transmittal, election forms and instructions thereto, will be provided to the shareholders of CC/ABC with respect to the Election. The Supplement to the Joint Proxy Statement/Prospectus is filed herewith as
Exhibit 99(a) and is incorporated herein by reference.

          At the effective time of the Mergers, there were 154,589,545 shares of CC/ABC Common Stock outstanding.



Item 7.   Financial Statements and Exhibits
          ---------------------------------

          (a) Financial Statements of Business Acquired.
              -----------------------------------------

          The financial statements of CC/ABC required by this Item 7(a) are incorporated herein by reference to the financial statements of CC/ABC set forth in the Annual Report on Form 10-K of CC/ABC for the year ended December 31, 1994 and Quarterly Report on Form 10-Q as amended by Amendment No. 1 on Form 10-Q/A of CC/ABC for the quarter ended October 1, 1995, which financial statements are included herewith as Exhibit 99(b).

          (b) Pro Forma Financial Information.
              -------------------------------

          The pro forma financial information required by this Item 7(b) is incorporated herein by reference to the pro forma financial information set forth under the heading "Unaudited Pro Forma Combined Condensed Financial Statements" in the Supplement to the Joint Proxy Statement/Prospectus dated February 9, 1996 included herewith as Exhibit 99(a).

          (c)  Exhibits.
               --------

               23     Consent of Ernst & Young LLP

               99(a) Supplement to the Joint Proxy Statement/Prospectus dated February 9, 1996.

               99(b) Financial statements of CC/ABC set forth in the Annual Report on Form 10-K of CC/ABC for the year ended December 31, 1994 and Quarterly Report on Form 10-Q as amended by Amendment No. 1 on Form 10-Q/A of CC/ABC for the quarter ended October 1, 1995.
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                                  SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              THE WALT DISNEY COMPANY



                              By:  /s/ David K. Thompson
                                   ---------------------------
                                   David K. Thompson
                                   Senior Vice President --
                                   Assistant General Counsel




                              DISNEY ENTERPRISES, INC.



                              By:  /s/ David K. Thompson
                                   ---------------------------
                                   David K. Thompson
                                   Senior Vice President --
                                   Assistant General Counsel



Date:  February 9, 1996
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                                 EXHIBIT INDEX
                                 -------------


Number         Subject Matter
------         --------------

23        Consent of Ernst & Young LLP

99(a)     Supplement to the Joint Proxy Statement/Prospectus dated February 9,
          1996.

99(b) Financial statements of CC/ABC set forth in the Annual Report on Form 10-K of CC/ABC for the year ended December 31, 1994 and Quarterly Report on Form 10-Q as amended by Amendment No. 1 on Form 10-Q/A of CC/ABC for the quarter ended October 1, 1995.